Exhibit 99.1
Sumo Logic Announces Fourth Quarter and Fiscal Year 2022 Financial Results
Fourth quarter revenue grew 24% year-over-year to $67.0 million
Full year fiscal 2022 revenue grew 19% year-over-year to $242.1 million

REDWOOD CITY, CA. — March 8, 2022 — Sumo Logic (NASDAQ: SUMO), the SaaS analytics platform to enable reliable and secure cloud-native applications, today announced financial results for the fourth quarter and fiscal year 2022, ended January 31, 2022.

“We delivered 24% growth in the fourth quarter and were able to execute on our plan to reaccelerate revenue growth in the back half of fiscal 2022. Across the markets we serve, digital transformation and cloud migration initiatives remain high priority, and were key drivers of the strength and contribution we saw across our customer base this quarter,” said Ramin Sayar, president and CEO of Sumo Logic. "Our highly differentiated SaaS analytics platform positions us well for continued revenue growth in the upcoming year."

Fourth Quarter Fiscal 2022 Financial Highlights
•Revenue was $67.0 million, an increase of 24% year-over-year
•Revenue, excluding our largest revenue customer, was $62.4 million, an increase of 23% year-over-year
•GAAP gross margin was 66%; non-GAAP gross margin was 72%
•GAAP operating loss was $30.5 million; GAAP operating margin was (45)%
•Non-GAAP operating loss was $11.1 million; non-GAAP operating margin was (17)%
•GAAP net loss was $33.6 million or $0.30 per share
•Non-GAAP net loss was $14.2 million or $0.13 per share
•Net cash used in operating activities was $10.5 million; free cash flow was $(11.2) million
•Cash and cash equivalents and marketable securities were $356.5 million as of January 31, 2022

Full Year Fiscal 2022 Financial Highlights
•Revenue was $242.1 million, an increase of 19% year-over-year
•GAAP gross margin was 68%; non-GAAP gross margin was 73%
•GAAP operating loss was $121.3 million; GAAP operating margin was (50)%
•Non-GAAP operating loss was $48.2 million; non-GAAP operating margin was (20)%
•GAAP net loss was $123.4 million or $1.13 per share
•Non-GAAP net loss was $50.3 million or $0.46 per share
•Net cash used by operating activities was $30.5 million; free cash flow was $(32.9) million

Recent Highlights
•Sumo Logic created a Log4j Response Center along with webinars and blogs on how to best discover potential threats and mitigate risks.
•Announced new features to Sumo Logic Cloud SOAR with War Room and App Central, which help expedite manual processes and provide customers with critical resources to boost necessary automation allowing faster response to incidents.
•Sumo Logic saw substantial growth in usage of our service during fiscal 2022 as adoption of our platform expanded. Our scalable, multi-tenant platform ingested an average of 790 terabytes of data per day, scanned an average of 1.5 exabytes of data per day, and scanned approximately 3 quadrillion events on average per day during January 2022, which is more than double the ingest and scans compared to the month of January 2021.

Financial Outlook
For the first quarter of fiscal 2023, Sumo Logic expects:
•Total revenue between $65.5 million and $66.5 million, representing 21% to 23% growth year-over-year
•Non-GAAP operating margin of (28)% to (27)%
•Non-GAAP net loss per share of $0.17 on approximately 114.0 million weighted average shares outstanding

For the full fiscal year 2023, Sumo Logic expects:
•Total revenue between $288.0 million and $292.0 million, representing 19% to 21% growth year-over-year
•Non-GAAP operating margin of (27)% to (26)%
•Non-GAAP net loss per share of $0.68 to $0.66 on approximately 116.5 million weighted average shares outstanding
These statements are forward-looking and actual results may differ materially. Please refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Guidance for non-GAAP financial measures excludes stock-based compensation expense and amortization of acquired intangible assets. We have not provided the most directly comparable GAAP measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP operating loss and non-GAAP net loss per share is not available without unreasonable effort. Please refer to Non-GAAP Financial Measures below.

Conference Call Details
The company will host a conference call and live webcast on Tuesday, March 8, 2022, at 1:30 p.m. Pacific time (4:30 p.m. Eastern time). The news release with the financial results will be accessible on Sumo Logic’s investor relations website at investor.sumologic.com prior to the conference call. To access the conference call, dial (877) 407-0784 from the United States or (201) 689-8560 internationally and reference the company name and conference title. Following the completion of the call, a replay will be available for approximately two weeks. The replay can be accessed by dialing (844) 512-2921 from the United States or (412) 317-6671 internationally and using the recording passcode 13727163. A live webcast and replay of the conference call can also be accessed from the Sumo Logic Investor Relations website at investor.sumologic.com.

Supplemental Financial and Other Information
Supplemental financial and other information can be accessed through Sumo Logic’s investor relations website at investor.sumologic.com. Sumo Logic uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor Sumo Logic’s investor relations website in addition to following Sumo Logic’s press releases, SEC filings, and social media.

Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance. We use the following non-GAAP financial measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. We believe that non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, may be helpful to investors because they provide consistency and comparability with past financial performance and meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. The non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as analytical tools, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business, which it includes in press releases announcing quarterly financial results, including this press release.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We define these non-GAAP financial measures as their respective GAAP measures, excluding expenses related to stock-based compensation expense and related employer taxes on equity, amortization of acquired intangibles, and acquisition-related expenses. We use these non-GAAP financial measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance.
Free cash flows: We define free cash flow as cash used in operating activities less purchases of property and equipment and capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors, and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.
Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results.

Forward-Looking Statements
This press release contains express and implied forward-looking statements including but not limited to, statements regarding our GAAP and non-GAAP guidance for the first fiscal quarter and full fiscal year 2023, expectations regarding the benefits of our offerings, our growth strategy and investments, our market opportunity, and our ability to achieve success. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to our ability to realize the anticipated benefits from our acquisitions, our ability to achieve and maintain future profitability, our ability to attract new customers and retain and sell additional functionality and services to our existing customers, our ability to sustain and manage our growth, our ability to successfully add new features and functionality to our platform, our ability to compete effectively in an increasingly competitive market, and general market, political, economic, and business conditions, including the impact of COVID-19, and other risks detailed in our Form 10-Q filed with the Securities and Exchange Commission (SEC) on December 8, 2021 and in our Annual Form 10-K for the year ended January 31, 2022 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein.
Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent our views as of the date of this press release. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. We anticipate that subsequent events and developments could cause our views to change. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Sumo Logic
Sumo Logic, Inc. (NASDAQ: SUMO) empowers the people who power modern, digital business. Through its SaaS analytics platform, Sumo Logic enables customers to deliver reliable and secure cloud-native applications. The Sumo Logic Continuous Intelligence Platform™ helps practitioners and developers ensure application reliability, secure and protect against modern security threats, and gain insights into their cloud infrastructures. Customers around the world rely on Sumo Logic to get powerful real-time analytics and insights across observability and security solutions for their cloud-native applications. For more information, visit www.sumologic.com.

For more information, please contact:

Investor Relations Contact
Bryan Liberator
IR@sumologic.com
Media Contact
Carmen Harris
charris@sumologic.com

Sumo Logic, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited

	Three Months Ended January 31,		Year Ended January 31,
	2022	2021	2022	2021
Revenue	$67,049	$54,152	$242,125	$202,637
Cost of revenue	22,751	14,352	78,308	56,492
Gross profit	44,298	39,800	163,817	146,145
Operating expenses:
Research and development	24,884	18,450	94,652	70,206
Sales and marketing	36,011	28,656	131,311	109,190
General and administrative	13,871	12,312	59,129	44,408
Total operating expenses	74,766	59,418	285,092	223,804
Loss from operations	(30,468)	(19,618)	(121,275)	(77,659)
Interest and other income (expense), net	(24)	(170)	10	(419)
Interest expense	(41)	(49)	(174)	(703)
Loss before provision for income taxes	(30,533)	(19,837)	(121,439)	(78,781)
Provision (benefit) for income taxes	3,033	752	1,926	1,516
Net loss	$(33,566)	$(20,589)	$(123,365)	$(80,297)

Net loss per share, basic and diluted	$(0.30)	$(0.20)	$(1.13)	$(1.65)

Weighted-average shares used to compute net loss per share, basic and diluted	112,303	101,700	108,695	48,805

Sumo Logic, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31, 2022	January 31, 2021
Assets
Current assets:
Cash and cash equivalents	$79,986	$404,140
Marketable securities, current	210,645	—
Accounts receivable, net	49,451	44,761
Prepaid expenses	9,792	10,509
Deferred sales commissions, current	17,110	12,790
Other current assets	2,865	3,110
Total current assets	369,849	475,310
Marketable securities, noncurrent	65,866	—
Property and equipment, net	4,960	4,156
Operating lease right-of-use assets	6,110	—
Goodwill	94,967	50,672
Acquired intangible assets, net	26,221	10,656
Deferred sales commissions, noncurrent	32,689	27,857
Other assets	1,469	1,856
Total assets	$602,131	$570,507
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$7,755	$4,832
Accrued expenses and other current liabilities	25,425	23,316
Operating lease liabilities, current	4,619	—
Deferred revenue, current	131,329	102,625
Total current liabilities	169,128	130,773
Operating lease liabilities, noncurrent	2,346	—
Deferred revenue, noncurrent	5,944	4,076
Other liabilities	5,744	4,246
Total liabilities	183,162	139,095

Stockholders’ equity:
Common stock	11	10
Additional paid-in-capital	944,447	829,238
Accumulated other comprehensive loss	(4,333)	(45)
Accumulated deficit	(521,156)	(397,791)
Total stockholders’ equity	418,969	431,412
Total liabilities and stockholders’ equity	$602,131	$570,507

Sumo Logic, Inc.
Condensed Consolidated Statement of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2022	2021	2022	2021
Cash flows from operating activities
Net loss	$(33,566)	$(20,589)	$(123,365)	$(80,297)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,292	2,146	14,181	8,298
Amortization of deferred sales commissions	4,494	3,328	15,847	11,476
Accretion (amortization) of marketable securities purchased at a premium (discount)	914	—	3,070	—
Stock-based compensation, net of amounts capitalized	15,019	12,285	54,146	40,951
Non-cash lease cost	1,046	—	4,178	—
Other	2,326	449	474	635
Changes in operating assets and liabilities, net of impact of acquisitions:
Accounts receivable	(6,104)	(3,092)	(4,194)	(17,809)
Prepaid expenses	847	(1,923)	714	(4,199)
Other assets	(254)	(1,955)	850	(2,574)
Deferred sales commissions	(8,747)	(8,053)	(24,999)	(25,771)
Accounts payable	(1,458)	(1,196)	2,825	(1,345)
Accrued expenses and other current liabilities	(217)	2,340	1,589	4,121
Deferred revenue	13,022	16,321	29,458	18,016
Operating lease liabilities	(1,142)	—	(4,513)	—
Other liabilities	(1,017)	(1,035)	(752)	1,319
Net cash used in operating activities	(10,545)	(974)	(30,491)	(47,179)
Cash flows from investing activities
Purchases of marketable securities	(65,137)	—	(424,724)	—
Maturities of marketable securities	44,550	—	102,508	—
Sales of marketable securities	26,251	—	41,731	—
Purchases of property and equipment	(459)	(780)	(2,258)	(1,138)
Capitalized internal-use software costs	(182)	—	(182)	(1,205)
Cash paid for acquisitions, net of cash and restricted cash acquired	—	—	(40,340)	—
Net cash used in investing activities	5,023	(780)	(323,265)	(2,343)
Cash flows from financing activities
Proceeds from initial public offering, net of underwriting discounts	—	—	—	349,166
Proceeds from borrowings	—	—	—	24,250
Repayment of borrowings	—	—	—	(24,250)
Payments of deferred offering costs	—	(3,041)	(93)	(4,362)
Proceeds from employee stock purchase plan	3,252	—	7,977	—
Proceeds from exercise of common stock options	4,352	1,169	22,326	7,282
Cash paid for holdback consideration in connection with acquisition	—	—	—	(100)
Net cash (used in) provided by financing activities	7,604	(1,872)	30,210	351,986
Effect of exchange rate changes on cash and cash equivalents	(434)	297	(608)	163
Change in cash and cash equivalents and restricted cash	1,648	(3,329)	(324,154)	302,627
Cash and cash equivalents and restricted cash:
Beginning of period	78,638	407,769	404,440	101,813
End of period	$80,286	$404,440	$80,286	$404,440

Sumo Logic, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2022	2021	2022	2021
Reconciliation of gross profit and gross margin
GAAP gross profit	$44,298	$39,800	$163,817	$146,145
Add: Stock-based compensation expense and related employer payroll taxes	296	196	854	510
Add: Amortization of acquired intangible assets	3,596	1,642	11,753	6,759
Add: Acquisition-related expenses	79	—	230	—
Non-GAAP gross profit	$48,269	$41,638	$176,654	$153,414
GAAP gross margin	66%	73%	68%	72%
Non-GAAP gross margin	72%	77%	73%	76%

Reconciliation of operating expenses
GAAP research and development	$24,884	$18,450	$94,652	$70,206
Less: Stock-based compensation expense and related employer payroll taxes	(6,864)	(4,122)	(24,363)	(13,728)
Less: Acquisition-related expenses	(242)	—	(777)	—
Non-GAAP research and development	$17,778	$14,328	$69,512	$56,478

GAAP sales and marketing	$36,011	$28,656	$131,311	$109,190
Less: Stock-based compensation expense and related employer payroll taxes	(4,590)	(3,669)	(16,397)	(11,532)
Less: Amortization of acquired intangible assets	(150)	—	(383)	—
Less: Acquisition-related expenses	(97)	—	(278)	—
Non-GAAP sales and marketing	$31,174	$24,987	$114,253	$97,658

GAAP general and administrative	$13,871	$12,312	$59,129	$44,408
Less: Stock-based compensation expense and related employer payroll taxes	(3,458)	(4,298)	(14,279)	(15,181)
Less: Acquisition-related expenses	—	—	(3,756)	—
Non-GAAP general and administrative	$10,413	$8,014	$41,094	$29,227

Reconciliation of operating loss and operating margin
GAAP loss from operation	$(30,468)	$(19,618)	$(121,275)	$(77,659)
Add: Stock-based compensation expense and related employer payroll taxes	15,208	12,285	55,893	40,951
Add: Amortization of acquired intangible assets	3,746	1,642	12,136	6,759
Add: Acquisition-related expenses	418	—	5,041	—
Non-GAAP operating loss	$(11,096)	$(5,691)	$(48,205)	$(29,949)
GAAP operating margin	(45)%	(36)%	(50)%	(38)%
Non-GAAP operating margin	(17)%	(11)%	(20)%	(15)%

Reconciliation of net loss
GAAP net loss	$(33,566)	$(20,589)	$(123,365)	$(80,297)
Add: Stock-based compensation expense and related employer payroll taxes	15,208	12,285	55,893	40,951
Add: Amortization of acquired intangible assets	3,746	1,642	12,136	6,759
Add: Acquisition-related expenses	418	—	5,041	—
Non-GAAP net loss	$(14,194)	$(6,662)	$(50,295)	$(32,587)
GAAP net loss per share	$(0.30)	$(0.20)	$(1.13)	$(1.65)
Non-GAAP net loss per share	$(0.13)	$(0.07)	$(0.46)	$(0.67)
Weighted average shares outstanding, basic and diluted	112,303	101,700	108,695	48,805

Reconciliation of cash used in operating activities to free cash flow
GAAP cash used in operating activities	$(10,545)	$(974)	$(30,491)	$(47,179)
Less: Purchases of property and equipment	(459)	(780)	(2,258)	(1,138)
Less: Capitalized internal-use software	(182)	—	(182)	(1,205)
Free cash flow	$(11,186)	$(1,754)	$(32,931)	$(49,522)